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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

        Date of Report (Date of earliest event reported): March 23, 2007

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                           HIENERGY TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                   0 - 32093                 91-2022980
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    (State or other               (Commission                  (I.R.S.
     jurisdiction                 File Number)            Identification No)
   of incorporation)


              1601-B ALTON PARKWAY, UNIT B
                   IRVINE, CALIFORNIA                       92606
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        (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (949) 757-0855

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                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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HiEnergy Technologies, Inc. ("we", "us" or the "Company") files this report on
Form 8-K to report the following:

ITEM 8.01. OTHER EVENTS

Symbol Change and Anticipated Removal of NASD Listing

Pursuant to the National Association of Securities Dealers ("NASD"), the Company has been deemed non-compliant with OTC Bulletin Board Eligibility Rules for failure to file its quarterly report on Form 10-QSB for the period ended January 31, 2007 ("Quarterly Report") with the Securities and Exchange Commission ("SEC"). As of March 23, 2007, the designated trading symbol for the Company's common shares had been changed from "HIET" to "HIETE".

According to a public notice by the NASD on March 23, 2007, the Company has until March 28, 2007 to file the Quarterly Report. If the NASD does not receive a notification that the Company is compliant by March 28, 2007, its common shares will be removed from trading on the OTC Bulletin Board within two trading days following March 28, 2007. The Company intends to announce any continuation of the trading of its common stock in the pink sheets

On March 10, 2007, the Company announced by press release that its Board of Directors had authorized the Company and its subsidiaries to file for voluntary protection under the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Central District of California. Further, the Company filed a Form 8-K on March 15, 2007, that it consequently would not file its quarterly report on Form 10-QSB for the fiscal period ended January 31, 2007 ("Quarterly Report") with the Securities and Exchange Commission ("SEC"). As disclosed, the Company intends to comply with modified reporting obligations under the Securities and Exchange Commission's Release 34-9660 (June 30, 1972) and Staff Legal Bulletin Number 2 (April 16, 1997).

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SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIENERGY TECHNOLOGIES, INC.


March 26, 2007                         By: /s/ Roger W.A. Spillmann
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(Date)                                 Name:   Roger W.A. Spillmann,
                                       Title:  President